UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50194	11-3656261

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5615 High Point Drive, Irving, Texas 75038

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 453-3000

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2016, HMS Holdings Corp. (the “Registrant”) issued a press release announcing its financial results for the first quarter March 31, 2016 (the “Q1 2016 Results”). A copy of the press release is furnished as Exhibit 99.1 hereto. A slide presentation providing an overview of the Registrant’s Q1 2016 Results is furnished as Exhibit 99.2 hereto.

The information (including Exhibits 99.1 and 99.2) in this report is “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Registrant is making reference to non-GAAP financial information in the press release, slide presentation and on the conference call. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the press release and slide presentation.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated May 6, 2016

99.2	Investor slide presentation dated May 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 2016

HMS HOLDINGS CORP.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Executive Vice President, Chief Financial
Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 6, 2016
99.2	Slide presentation for May 6, 2016 earnings conference call